EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 9 to Registration Statement No. 33-50417 on Form N-1A of our report dated September 8, 2000 appearing in the Annual Report of the Merrill Lynch California Limited Maturity Municipal Bond Fund and the Merrill Lynch Florida Limited Maturity Municipal Bond Fund, both of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust for the year ended July 31, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
November 20, 2000